SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                 FORM 8-K/A

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: July 17, 2003

                         Merchants Bancshares, Inc.
           (Exact name of registrant as specified in its charter)

          Vermont                      0-11595               0-30287342
(State or Other jurisdiction    (Commission File No.)      (IRS Employer
      of incorporation)                                 Identification No.)

           275 Kennedy Drive
        So. Burlington, Vermont                               05403
(Address of principal executive offices)                    (Zip Code)

                               (802) 658-3400
            (Registrant's telephone number, including area code)


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Item 7.  Financial Statements, Pro forma Financial Information and
Exhibits.

(a)   Inapplicable

(b)   Inapplicable

(c)   Exhibits

      99.2 Press Release issued by the Company on August 8, 2003, announcing a correction to July 17, 2003 Press Release

Item 9.  Regulation FD Disclosure (furnished under Item 12).

      On July 17, 2003, Merchants Bancshares, Inc. (the "Company") announced its results of operations for the quarter ended June 30, 2003, and, on July 18, 2003, filed a Current Report on Form 8-K with respect to the press release issued in connection therewith. On August 8, 2003, the Company announced a correction to the financial highlights table included in its press release issued on July 17, 2003. The Company is hereby amending the Form 8-K filed on July 18, 2003 to furnish a copy of the August 8, 2003 press release as Exhibit 99.2.

      The information provided in this Form 8-K/A is being furnished under Item 12 of Form 8-K.


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                                 SIGNATURES

      Pursuant to the requirement of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MERCHANTS BANCSHARES, INC.


                                       By:  /s/ Janet P. Spitler
                                            -------------------------------
                                            Janet P. Spitler
                                            Chief Financial Officer

                                       Date:  August 8, 2003


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